UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2016

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Farm Springs Road, Farmington, Connecticut 06032

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 22, 2016, United Technologies Corporation (the “Company”) issued €950,000,000 aggregate principal amount of 1.125% Notes due 2021, €500,000,000 aggregate principal amount of 1.875% due 2026 and €750,000,000 aggregate principal amount of Floating Rate Notes due 2018 (collectively, the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-188957) (the “Registration Statement”) filed on May 30, 2013. On February 17, 2016, the Company filed with the SEC a Prospectus Supplement dated February 12, 2016 (the “Prospectus Supplement”) containing the final terms of the Notes pursuant to Rule 424(b)(2) of the Act.

In connection with the offer and sale of the Notes, the Company entered into an Underwriting Agreement, dated February 12, 2016 (the “Underwriting Agreement”), and a Pricing Agreement, dated February 12, 2016 (the “Pricing Agreement”), each among the Company and the several underwriters named on the signature pages thereto. A form of the Underwriting Agreement is included as Exhibit 1 to the Registration Statement. The Notes were issued under the Amended and Restated Indenture, dated as of May 1, 2001 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. The Indenture and a form of the Notes are included as Exhibits 4(a) and 4(b) to the Registration Statement.

The Company expects to use the net proceeds received from the issuance of the Notes for general corporate purposes.

For the relevant terms and conditions of the Underwriting Agreement, Pricing Agreement and the Notes, please refer to the Prospectus Supplement.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated February 22, 2016, with respect to the Notes

5.2	Consent of Wachtell, Lipton, Rosen & Katz, dated February 22, 2016 (included in Exhibit 5.1), with respect to the Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: February 22, 2016	By:	/s/ Charles F. Hildebrand
Charles F. Hildebrand
Vice President, Associate General Counsel & Assistant Secretary

EXHIBIT INDEX

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated February 22, 2016, with respect to the Notes

5.2	Consent of Wachtell, Lipton, Rosen & Katz, dated February 22, 2016 (included in Exhibit 5.1), with respect to the Notes